Acquisition (Tables)	12 Months Ended
Dec. 31, 2024
Acquisition
Schedule of consideration allocation on the acquisition date based on fair value of the assets acquired and the liabilities assumed	The acquired entities individually and in aggregate were insignificant. The Group’s acquisitions in 2022 are summarized in the following table (in thousands):

Amounts
RMB
Net liabilities acquired	(34,671)
Amortizable intangible assets (i)
Trademark	143,146
Other identified intangible assets	525,853
Deferred tax liabilities	(104,137)
Goodwill	1,571,206
Noncontrolling interests	(122,983)
Total	1,978,414
(i)	Trademarks and other identified intangible assets acquired in the acquisitions are included in “Copyrights, licenses, domain names, trademark and technology”.